Sub-item 77I - Terms of new
or amended securities
Legg Mason Partners Equity Trust
Amended and Restated Fee
Tables for the following four
funds:

LEGG MASON PARTNERS
EQUITY TRUST
SUPPLEMENT DATED
SEPTEMBER 18, 2009 TO THE
PROSPECTUS DATED FEBRUARY
28, 2009 OF
LEGG MASON PARTNERS
DIVIDEND STRATEGY FUND
  The following replaces the Fee table
and Example found in the Fund's
prospectus under the heading
"Investments, risks and performance":
Fee table
     This table sets forth the fees and
expenses you may pay if you invest in
fund shares. Expense ratios for the
current fiscal year may be higher than
those shown in the "Annual fund
operating expenses" table-for
example, if average net assets decrease.
Net assets are more likely to decrease
and fund expense ratios are more likely
to increase when markets are volatile.


SHAREHOLDER FEES
(PAID DIRECTLY FROM
YOUR INVESTMENT)

Class A


Class B


Class C


Class FI

Class R

Class I

Class 14

Maximum sales charge
(load) imposed on
purchases (as a % of
offering price)

5.75%

None


None


None

None

None

n/a

Maximum contingent
deferred sales charge
(load) (as a % of the
lower of net asset
value at purchase or
redemption)

None1

5.00%

1.00%

None

None

None

None


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A %
OF NET ASSETS)

Class A


Class B


Class C


Class FI


Class R


Class I


Class 14

Management fee2

0.63%

0.63%

0.63%

0.63%

0.63%

0.63%

0.63%

Distribution and service (12b-1)
fees

0.25%

1.00%

1.00%

0.25%

0.50%

None


None

Other expenses

0.90%

0.69%

0.12%

0.23%3

0.23%3

0.31%

0.33%

Total annual fund operating
expenses

1.78%

2.32%

1.75%

1.11%

1.36%

0.94%

0.96%

Waiver of fees and/or expense
reimbursement (subject to
recapture)5

(0.53)%

(0.32)%

n/a


n/a


n/a


n/a


n/a

Total annual fund operating
expenses after waiver of
fees and/or expense
reimbursement (subject to
recapture)5

1.25%

2.00%

1.75%

1.11%

1.36%

0.94%

0.96%

Example
  This example helps you compare the
costs of investing in the fund with the
costs of investing in other mutual funds.
Your actual costs may be higher or
lower. The example assumes:


 You invest $10,000 in the fund for
the period shown


 Your investment has a 5% return
each year-the assumption of a 5%
return is required by the Securities
and Exchange Commission (the
"SEC") for purposes of this example
and is not a prediction of the fund's
future performance


 You reinvest all distributions and
dividends without a sales charge


 The fund's operating expenses (after
fee waivers and/or expense
reimbursements) remain the same as
shown in the fee table


NUMBER OF YEARS YOU OWN YOUR SHARES


1 Year

3 Years

5 Years

10 Years

Class A (with or without
redemption)

$695

$1,003

$1,387

$2,463

Class B (redemption at
end of period)

$703

$961

$1,280

$2,469 6

Class B (no redemption)

$203

$661

$1,180

$2,469 6

Class C (redemption at
end of period)

$278

$552

$950

$2,063

Class C (no redemption)

$178

$552

$950

$2,063

Class FI (with or
without redemption)

$113

$353

$612

$1,353

Class R (with or without
redemption)

$138

$431

$745

$1,636

Class I (with or without
redemption)

$96

$300

$520

$1,155

Class 1 (with or without
redemption)4

$98

$306

$531

$1,177


1
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2
The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

3
"Other expenses" for Class FI and Class R have been estimated because no Class FI or Class R shares were outstanding during the fund's last fiscal year.

4
Effective July 27, 2007, the fund's Class 1 shares were closed to all purchases and incoming exchanges.

5
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.25%, 2.00%, 2.00%, 1.25%, 1.50% and
0.95% for Class A shares, Class B shares, Class C shares, Class FI shares, Class R shares and Class I shares, respectively. In addition, total annual operating expenses for Class 1 shares are expected to be 0.25% lower than total annual operating expenses for Class A shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class's total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class's total annual operating expenses exceeding these limits.

6
Assumes conversion to Class A shares
approximately eight years after purchase.




LEGG MASON PARTNERS
EQUITY TRUST
SUPPLEMENT DATED
NOVEMBER 5, 2009
TO THE PROSPECTUS DATED
FEBRUARY 28, 2009 OF
LEGG MASON CLEARBRIDGE
DIVERSIFIED LARGE CAP
GROWTH FUND
  The following replaces the Fee table
and Example found in the Fund's
prospectus under the heading
"Investments, risks and performance":
Fee table
  This table sets forth the fees and
expenses you may pay if you invest in
fund shares. Expense ratios for the
current fiscal year may be higher than
those shown in the "Annual fund
operating expenses" table-for
example, if average net assets decrease.
Net assets are more likely to decrease
and fund expense ratios are more likely
to increase when markets are volatile.


SHAREHOLDER FEES
(%) (PAID DIRECTLY
FROM YOUR
INVESTMENT)

CLASS A


CLASS B

CLASS C

CLASS FI

CLASS R

CLASS I

Maximum sales charge
(load) imposed on
purchases (as a % of
offering price)

5.75


None

None

None

None

None

Maximum contingent
deferred sales charge
(load) (as a % of the
lower of net asset
value at purchase or
redemption)

None 1

5.00

1.00

None

None

None



ANNUAL FUND
OPERATING
EXPENSES (PAID BY
THE FUND AS A % OF
NET ASSETS) (%)

CLASS A

CLASS B


CLASS C


CLASS FI


CLASS R


CLASS I

Management fee2

0.75

0.75


0.75


0.75


0.75


0.75

Distribution and service
(12b-1) fees

0.25

1.00


1.00


0.25


0.50


None

Other expenses

0.23

0.61


0.61


0.33 3

0.33 3

0.18

Total annual fund
operating expenses4

1.23

2.36


2.36


1.33


1.58


0.93

Waiver of fees and/or
expense
reimbursement
(subject to recapture)4

None

(0.36)

(0.36)

(0.08)

(0.08)

None

Total annual fund
operating expenses
after waiver of fees
and/or expense
reimbursement
(subject to recapture)4

1.23

2.00


2.00


1.25


1.50


0.93

Example

  This example helps you compare the
costs of investing in the fund with the
costs of investing in other mutual funds.
Your actual costs may be higher or
lower. The example assumes:

 You invest $10,000 in the fund for the
period shown

 Your investment has a 5% return each
year-the assumption of a 5% return
is required by the Securities and
Exchange Commission (the "SEC")
for purposes of this example and is not
a prediction of the fund's future
performance

 You reinvest all distributions and
dividends without a sales charge

 The fund's operating expenses (after
fee waivers and/or expense
reimbursements) remain the same as
shown in the fee table 2


NUMBER OF YEARS YOU OWN
YOUR SHARES ($)

1 YEAR

3 YEARS

5 YEARS

10 YEARS

Class A (with or without
redemption)

693

951

1,234

2,040

Class B (redemption at end
of period)

703

967

1,299

2,384 5

Class B (no redemption)

203

667

1,199

2,384 5

Class C (redemption at end
of period)

303

672

1,215

2,698

Class C (no redemption)

203

672

1,215

2,698

Class FI (with or without
redemption)

127

405

713

1,578

Class R (with or without
redemption)

153

483

845

1,865

Class I (with or without
redemption)

95

297

515

1,144


1
You may buy Class A shares in
amounts of $1,000,000 or more at net
asset value (without an initial sales
charge), but if you redeem those shares
within 12 months of their purchase,
you will pay a contingent deferred
sales charge of 1.00%.

2
The fund has a management fee
schedule that reduces the management
fee rate as assets increase as follows:
0.750% on assets up to $1 billion,
0.725% on assets between $1 billion
and $2 billion, 0.700% on assets
between $2 billion and $5 billion,
0.675% on assets between $5 billion
and $10 billion and 0.650% on assets
over $10 billion.

3
"Other expenses" for Class FI and
Class R have been estimated because
no Class FI or Class R shares were
outstanding during the fund's last fiscal year. Actual expenses may differ from estimates.

4
The manager has agreed to waive fees
and/or reimburse operating expenses
(other than interest, brokerage, taxes
and extraordinary expenses), subject to
recapture as described below. As a
result, total annual operating expenses
are not expected to exceed 1.25% for
Class A shares, 2.00% for Class B
shares, 2.00% for Class C shares,
1.25% for Class FI shares, 1.50% for
Class R shares and 1.00% for Class I
shares. These arrangements are
expected to continue until
December 31, 2011, may be terminated
prior to that date only by agreement of
the manager and the Board of Trustees
and may be terminated at any time
after that date by the manager. These
arrangements, however, may be
modified by the manager to decrease
total annual operating expenses at any
time. The manager is also permitted to
recapture amounts waived or
reimbursed to a class during

the same fiscal year if the class's total
annual operating expenses have fallen
to a level below the limits described
above. In no case will the manager
recapture any amount that would
result, on any particular business day
of the fund, in the class's total annual
operating expenses exceeding these
limits.
5
Assumes conversion to Class A shares
approximately eight years after
purchase.




LEGG MASON PARTNERS
EQUITY TRUST
SUPPLEMENT DATED
SEPTEMBER 18, 2009 TO THE
PROSPECTUS DATED MARCH 30,
2009 OF
LEGG MASON PARTNERS MID
CAP CORE FUND
  The following replaces the Fee table
and Example found in the Fund's
prospectus under the heading
"Investments, risks and performance":
Fee table
     This table sets forth the fees and
expenses you may pay if you invest in
fund shares. Expense ratios for the
current fiscal year may be higher than
those shown in the "Annual fund
operating expenses" table-for
example, if average net assets decrease.
Net assets are more likely to decrease
and fund expense ratios are more likely
to increase when markets are volatile.


SHAREHOLDER FEES
(PAID DIRECTLY
FROM YOUR
INVESTMENT)

Class A


Class B


Class C


Class FI

Class R

Class I

Class IS

Class 15

Maximum sales
charge (load)
imposed on
purchases (as a
% of offering
price)

5.75%

None


None


None

None

None

None

None

Maximum
contingent
deferred sales
charge (load)
(as a % of the
lower of net
asset value at
purchase or
redemption)

None 1

5.00%

1.00%

None

None

None

None

None


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A %
OF NET ASSETS)

Class A


Class B


Class C


Class FI


Class R


Class I


Class IS


Class 15

Management fee

0.75%

0.75%

0.75%

0.75%

0.75%

0.75%

0.75%

0.75%

Distribution and
service (12b-1) fees

0.25%

1.00%

1.00%

0.25%

0.50%

None


None


None

Other expenses

0.34%

0.66%

0.42%

0.31%2

0.31%

0.34%

0.06%

0.41%

Total annual fund
operating expenses

1.34%

2.41%

2.17%

1.31%

1.56%

1.09%

0.81%

1.16%

Waiver of fees
and/or expense
reimbursement
(subject to
recapture)

n/a


n/a


n/a


n/a


n/a


(0.04)%3

n/a


(0.07)%3

Total annual fund
operating
expenses after
waiver of fees
and/or expense
reimbursement
(subject to
recapture)

1.34%

2.41%

2.17%

1.31%3

1.56%3

1.05%3

0.81%3

1.09%3

Example
  This example helps you compare the
costs of investing in the fund with the
costs of investing in other mutual funds.
Your actual costs may be higher or
lower. The example assumes:


 You invest $10,000 in the fund for
the period shown


 Your investment has a 5% return
each year-the assumption of a 5%
return is required by the Securities
and Exchange Commission (the
"SEC") for purposes of this example
and is not a prediction of the fund's
future performance


 You reinvest all distributions and
dividends without a sales charge


 The fund's operating expenses (after
fee waivers and/or expense
reimbursements) remain the same as
shown in the fee table


NUMBER OF YEARS YOU OWN YOUR
SHARES

1 Year

3 Years

5 Years

10 Years

Class A
(with or
without
redemption)

$704

$975

$1,266

$2,094

Class B
(redemption at end
of period)

$744

$1,051

$1,385

$2,480 4

Class B (no
redemption)

$
244

$751

$1,285

$2,480 4

Class C
(redemption at end
of period)

$320

$679

$1,164

$2,503

Class C (no
redemption)

$220

$679

$1,164

$2,503

Class FI
(with or
without
redemption)

$133

$414

$717

$1,578

Class R
(with or
without
redemption)

$159

$493

$851

$1,857

Class I (with
or without
redemption)

$107

$338

$593

$1,321

Class IS
(with or
without
redemption)

$83

$259

$450

$1,003

Class 1
(with or
without
redemption)5

$111

$354

$625

$1,396


1
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2
"Other expenses" for Class FI shares have been estimated because no Class FI shares were outstanding during the fund's last fiscal year.

3
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.35%, 1.60% and 1.05% for Class FI shares,
Class R shares and Class I shares, respectively. In addition, total annual operating expenses for Class
IS shares are expected to be equal to or lower than those of Class I shares and total annual operating expenses for Class 1 shares are expected to be 0.25% lower than total annual operating expenses for Class A shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class's total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class's total annual operating expenses exceeding these limits.

4
Assumes conversion to Class A shares
approximately eight years after purchase.

5
Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.






LEGG MASON PARTNERS
EQUITY TRUST
SUPPLEMENT DATED
SEPTEMBER 18, 2009 TO THE
PROSPECTUS DATED APRIL 30,
2009 OF LEGG MASON PARTNERS
EQUITY FUND

  The following replaces the Fee table
and Example found in the Fund's
prospectus under the heading
"Investments, risks and performance":
Fee table
  This table sets forth the fees and
expenses you may pay if you invest in
fund shares. Expense ratios for the
current fiscal year may be higher than
those shown in the "Annual fund
operating expenses" table-for
example, if average net assets decrease.
Net assets are more likely to decrease
and fund expense ratios are more likely
to increase when markets are volatile.


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR
INVESTMENT)

Class A


Class C


Class FI


Class R

Class I

Class O

Maximum sales charge (load)
imposed on purchases (as a %
of offering price)

5.75%

None


None


None

None

None

Maximum contingent deferred
sales charge (load) (as a % of
the lower of net asset value at
purchase or redemption)

None 1

5.00%

1.00%

None

None

None


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF
NET ASSETS)

Class A


Class C


Class FI


Class R


Class I


Class O

Management fee2,3

0.65%

0.65%

0.65%

0.65%

0.65%

0.65%

Distribution and service
(12b-1) fees

0.25%

1.00%

0.25%

0.50%

None


None

Other expenses

0.52%

0.30%

0.28%4

0.28%4

0.28%

0.17%


Total annual fund operating
expenses

1.42%

1.95%

1.18%

1.43%

0.93%

0.82%


Waiver of fees and/or expense
reimbursement (subject to
recapture)5

(0.17)%

n/a


n/a


n/a


n/a


n/a

Total annual fund operating
expenses after waiver of fees
and/or expense reimbursement
(subject to recapture)5

1.25%

1.95%

1.18%

1.43%

0.93%

0.82%


Example
  This example helps you compare the
costs of investing in the fund with the
costs of investing in other mutual funds.
Your actual costs may be higher or
lower. The example assumes:


 You invest $10,000 in the fund for
the period shown


 Your investment has a 5% return
each year-the assumption of a 5%
return is required by the Securities
and Exchange Commission (the
"SEC") for purposes of this example
and is not a prediction of the fund's
future performance


 You reinvest all distributions and
dividends without a sales charge


 The fund's operating expenses (after
fee waivers and/or expense
reimbursements) remain the same


NUMBER OF YEARS YOU OWN YOUR SHARES

1 Year

3 Years

5 Years

10 Years

Class A (with or without
redemption)

$695

$967

$1,277

$2,153
Class C (redemption at
end of period)

$298

$612

$1,052

$2,274
Class C (no redemption)

$198

$612

$1,052

$2,274

Class FI (with or without
redemption)

$120

$375

$650

$1,433
Class R (with or without
redemption)

$146

$453

$782

$1,714


Class I (with or without
redemption)

$95

$297

$515

$1,144

Class O (with or without
redemption)

$84

$262

$456

$1,015

1
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2
The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.650% on average daily net assets up to $350 million, 0.550% on average daily net assets between $350 million and $500 million, 0.525% on average daily net assets between $500 million and $750 million, 0.500% on average daily net assets between $750 million and $1 billion, and 0.450% on average daily net assets in excess of $1 billion. The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the S&P 500 Index. This type of fee is sometimes referred to as a "fulcrum" fee. At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund's historical performance during a rolling one-year period preceding the time at which it is assessed. Under the current breakpoint fee structure for the base fee, if the assets of the fund decrease, the rate of the base fee increases. Accordingly, as the fund's assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the amount by which the fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. As a result, assuming the fund's current asset level, the fund could pay an annualized management fee that ranges from 0.50% to 0.70% of the fund's average daily net assets. The table below illustrates the management fee rate that would be applicable based on the relative performance of the fund and the S&P 500 Index during any 12-month period. The fee rate calculated with respect to any 12-month period will apply only for the next quarterly period and then will be subject to recalculation for the following quarter.



UNDERPERFORMANCE


NEUTRAL

DIFFERENCE BETWEEN
FUND PERFORMANCE AND
S&P 500 INDEX RETURN

-
10%
or
more


-
9%


-
8%


-
7%


-
6%


-
5%


-
4%


-
3%


-
2%


-1%


0%

Management fee (annualized)

..53%

..54%

..55%

..56%

..57%

..58%

..59%

..60%

..61%

..62%

0.63%


OUTPERFORMANCE

DIFFERENCE BETWEEN
FUND PERFORMANCE AND
S&P 500 INDEX RETURN

+1%


+2%


+3%


+4%


+5%


+6%


+7%


+8%


+9%


+10%
or
more

Management fee (annualized)

..64%

..65%

..66%

..67%

..68%

..69%

..70%

..71%

..72%

..73%


The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

3
Based on assets and performance as of
September 15, 2009, the fund's management fee is comprised of a base fee of 0.63% and a performance adjustment of 0.02%.

4
"Other expenses" for Class FI and Class R shares have been estimated because no Class FI or Class R shares were outstanding during the fund's last fiscal year.

5
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.95% and
0.95% for Class A shares, Class C shares, Class FI shares, Class R shares, Class I shares and Class O shares, respectively. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class's total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class's total annual operating expenses exceeding these limits.